Securities and Exchange Commission
                     Washington, DC  20549

                            FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
           PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                          WATERLOO VENTURES, INC.
          (Exact Name of registrant as Specified in its Charter)

NEVADA                            980377027______________
(State of Incorporation or
Organization)               (IRS Employee Identification No.)

 355 BURRARD STREET, SUITE 1530, VANCOUVER, BC, CANADA V3J 5V7_
(Address of principal Executive Offices)             (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box.

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. x

     Securities Act registration statement file number to which this form relates: 333-100318.

     Securities to be registered pursuant to Section 12(b) of the Act:

     None

     Securities to be registered pursuant to Section 12(g) of the Act:


  Common Stock ($0.001 par value)
(Title of Class)


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         INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  Description of Registrant=s Securities to be Registered.

     Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-B.


(This description is contained in Registrant=s Registration Statement on Form SB-2 as declared effective by the Securities and Exchange Commission on October 15,2003 [SEC File Number 333-100318].)


ITEM 2.  Exhibits.

     List below all exhibits filed as part of the registration statement.

(These exhibits are contained in Registrant=s Registration Statement on Form SB-2 as declared effective by the Securities and Exchange Commission on October 15, 2003 [SEC File Number 333-100318].)


                           SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Waterloo Ventures, Inc.
                                              (Registrant)

                                                 /S/ Marshall Bertram
Date:     October 16, 2003             By:  Marshall Bertram, President





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